Rule 497(e)

Registration Nos. 333-168727 and 811-22452

FIRST TRUST SERIES FUND

FIRST TRUST PREFERRED SECURITIES AND INCOME FUND
FIRST TRUST SHORT DURATION HIGH INCOME FUND
FIRST TRUST/CONFLUENCE SMALL CAP VALUE FUND
(each a “Fund”)

SUPPLEMENT TO EACH FUND’S PROSPECTUS AND STATEMENT OF ADDITIONAL INFORMATION
DATED MARCH 1, 2019

DATED NOVEMBER 21, 2019

Notwithstanding anything to the contrary in each Fund’s prospectus or statement of additional information, Class I shares are available for purchase in minimum amounts of $250 or more for accounts of clients of financial intermediaries who charge an ongoing fee for advisory, investment, consulting or similar services (“wrap” accounts).

PLEASE KEEP THIS SUPPLEMENT WITH YOUR FUND PROSPECTUS
AND STATEMENT OF ADDITIONAL INFORMATION FOR FUTURE REFERENCE